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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement, of our report dated February 17, 1997 incorporated by reference in OccuSystems, Inc.'s Form 10-K for the year ended December 31, 1996, and to all reference to our Firm included in this registration statement.


                                                /s/ Arthur Andersen LLP

                                                Arthur Andersen LLP

Dallas, Texas
May 23, 1997